EXHIBIT 10.23


                             SUBSCRIPTION AGREEMENT

                                       FOR

                              PATRON SYSTEMS, INC.

Patron Systems, Inc.
500 North Michigan Avenue
Suite 300
Chicago, Illinois 60611

Ladies and Gentlemen:

1. SUBSCRIPTION. The undersigned (the "PURCHASER"), intending to be legally bound, subject to the conditions set forth in SECTION 7, hereby agrees to purchase a junior convertible promissory note bearing interest at a rate of ten percent (10%) per annum (the "NOTE"), in the principal amount set forth on the signature page to this Agreement and will be issued a warrant (the "INVESTOR WARRANT") to purchase one-half share (the "INVESTOR WARRANT SHARES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK") at an initial exercise price of $.60 per share, for each $1.00 of principal amount of the Note purchased by the Purchaser in the form attached hereto as EXHIBIT A. The subscription for the Note will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and any amendments and/or supplements thereto, the Company's filings with the Securities and Exchange Commission and the other diligence
         materials   provided   to  the   Purchaser   (collectively   "DILIGENCE
         MATERIALS").

2. CLOSING. The sale and purchase of the Note shall occur at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura Boulevard, Suite 525, Encino, California, at a closing (the "CLOSING") on a business day on or prior to __________, 2005, or on such other date as may be agreed upon by the Company and the Purchaser. At the Closing, the Company will deliver to the Purchaser the Note in the form attached hereto as EXHIBIT A dated the date of the Closing and registered in the Purchaser's name, and the Purchaser shall deliver to the Company (i) an executed copy of this Subscription Agreement and (ii) immediately available funds in the amount of the purchase price for the Note by wire transfer for the account of the Company to account number 1633216476 at Bank One, Boulder Colorado, ABA No. 102001017. If at the Closing the Company shall fail to tender the Note to the Purchaser as provided above in this SECTION 2, or any of the conditions specified in
         SECTION 7 shall not have been fulfilled to the Purchaser's satisfaction, the Purchaser shall, at its election, be relieved of all further obligations under this Subscription Agreement.

3.       [INTENTIONALLY OMITTED.]

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:


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         (a)      Neither the Note, the securities issued upon any conversion of the Note, the Extension Warrant (as defined in the Note), the Incentive Warrant (as defined in the Note), the Penalty Warrant (as defined in the Note) and the Investor Warrant (collectively, the "WARRANTS") nor the shares of Common Stock issuable upon exercise of any such Warrants (collectively, the
                  "WARRANT   SHARES")   (collectively,   the  "SECURITIES")  are
                  registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws. The Purchaser understands that the offering and sale of the Note and the Warrants are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

         (b) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "ADVISORS"), have received the Diligence Materials and all other documents requested by the Purchaser or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

         (c) Neither the Securities and Exchange Commission (the "COMMISSION") nor any state securities commission has approved the Note or any of the other Securities, or confirmed the accuracy or determined the adequacy of the Diligence Materials. The Diligence Materials have not been reviewed by any Federal, state or other regulatory authority;

         (d) All documents, records, and books pertaining to the investment in the Note (including, without limitation, the Diligence Materials) have been made available for inspection by the Purchaser and its Advisors, if any;

         (e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

         (f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Diligence Materials or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing;

         (g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Notes and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a
                  subscription   by,  a


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


                  person not previously known to the Purchaser in connection with investments in securities generally;

         (h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

         (i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the offering of the Securities to evaluate the merits and risks (including tax implications) of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

         (j) The Purchaser is not relying on the Company, or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

         (k) The Purchaser is acquiring the Securities solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

         (l) The purchase of the Securities represents a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the securities included in the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Securities. The Company has agreed that the Purchaser will have, with respect to the Warrant Shares, the registration rights described in the Registration Rights Agreement attached hereto as EXHIBIT B. Notwithstanding such registration rights, it is not anticipated that there will be any market for resale of any of the Securities, and such Securities will not be freely transferable at any time in the foreseeable future, if ever;

         (m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities for an indefinite period of time;

         (n) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Diligence Materials and, in particular, the matters under any risk


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


                  factor captions in the Diligence Materials, and that any of such risks may materially adversely affect the Company's results of operations and future prospects. The Purchaser specifically acknowledges that the Purchaser is aware that the Company is not current on its filings under the Securities Exchange Act and does not have audited financial statements on which the Purchaser can rely;

         (o) The Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification contained herein;

         (p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents which could have a material adverse effect on the Purchaser's ability to perform its obligations under this Subscription Agreement, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this
                  Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

         (q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Diligence Materials and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company


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


                  deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

         (r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of the Securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of any of the Securities;

         (s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in public companies and, in particular, public companies traded Over the Counter in the "pink sheets." The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser's net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

         (t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

         (u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Diligence Materials were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

         (v) No oral or written representations have been made, or oral or written information furnished by the Company, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Diligence Materials;

         (w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

         (x) The Purchaser's substantive relationship with the Company or any broker through which the Purchaser is subscribing for the Note predates the Company's or such broker's contact with the Purchaser regarding an investment in the Note;


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


         (y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DILIGENCE MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

         (z) The Purchaser acknowledges that neither the Note, nor any of the other Securities, have been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement. Any representation to the contrary is a criminal offense. The Note and the other Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

         (aa) (FOR ERISA PLANS ONLY) The fiduciary of the ERISA plan (the "PLAN") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby acknowledges, represents, warrants, and agrees as follows:

         (a) Other than as expressly disclosed in the Diligence Materials, the Company does not own or control, directly or indirectly, any interest in any other corporation, association or other business entity (a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"). The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any material lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the


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                  issued  and  outstanding  shares  of  capital  stock  of  each
                  Subsidiary   are   validly   issued   and  are   fully   paid,
                  non-assessable and free of preemptive and similar rights.

         (b) Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of the Note, any other Securities, this Subscription Agreement, the Registration Rights Agreement (collectively the "TRANSACTION DOCUMENTS"), (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

         (c) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

         (d) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not
                  (i) conflict with or violate any provision of the Company's Certificate of Incorporation or by-laws and any and all amendments thereto (collectively, the "INTERNAL DOCUMENTS"),
                  (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including


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


                  federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

         (e) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a "PERSON") in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement (as defined in the Registration Rights Agreement) and applicable Blue Sky filings.

         (f) All of the Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock so as to permit the full issuance of the Warrant Shares.

         (g)      Other than as expressly  disclosed in the Diligence  Materials
                  (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
                  (iii) there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

         (h) Except as expressly disclosed in the Diligence Materials (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

         (i) Other than an ongoing investigation by the Securities and Exchange Commission and pending or threatened litigation matters as disclosed in the Diligence Materials, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an "ACTION") which does and/or could
                  (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents and/or the Securities or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the Securities Act. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

         (j) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

         (k) Other than those certain demand notes issued to Pat Allin, as further described in the Diligence Materials, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
                  (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

         (l) The Company and the Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

         (m) Other than as expressly disclosed in the Diligence Materials, the Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

         (n) The Company and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, as is presently conducted, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

         (o) The Company has not entered into agreement to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, other than introducing brokers as further described in the Diligence Materials.

         (p) Assuming the accuracy of the Purchaser's representations and warranties set forth in this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the securities by the Company to the Purchaser as contemplated hereby.

         (q) The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (r) Neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

         (s) Other than as expressly disclosed in the Diligence Materials, neither the Company, its Subsidiaries, any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

         (t) Except for fiscal years 2003 and 2004 (which returns are being prepared by the Company's current independent auditors), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

         (u) Except as expressly disclosed in the Diligence Materials, (i) the Company is not indebted in excess of $20,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with accrued but unpaid salary payments, expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement, (ii) to the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may directly compete with the Company and (iii) to the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

         (v) If the offering of the Securities is conducted in accordance with the Transaction Documents and the Diligence Materials, neither the sale of any of the Securities by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or
                  (b) engages in any dealings or  transactions,  or is otherwise
                  associated,   with  any  such  person.

                  The Company and its Subsidiaries are in compliance with the anti-money laundering requirements of the USA Patriot Act of 2001 (signed into law October 26, 2001).

7. CONDITIONS PRECEDENT. The Purchaser's obligation to purchase the Note to be sold to it at the Closing is subject to the fulfillment, prior to or at the Closing, of the following conditions:

         (a) The representations and warranties of the Company in this Subscription Agreement shall be correct when made and at the time of the Closing.

         (b) The Company shall have performed and complied with all agreements and conditions contained in this Subscription Agreement required to be performed or complied with by it prior to or at the Closing.

         (c) The Company shall have delivered to the Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Note and the transactions contemplated by the offering of the Securities and certifying that the conditions specified herein have been fulfilled.

8. INDEMNIFICATION. The Purchaser hereby expressly and irrevocably agrees to indemnify and hold harmless the Company, and each of its respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any false acknowledgment, representation or warranty, or misrepresentation, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9. IRREVOCABILITY; BINDING EFFECT. Subject to the fulfillment of the conditions set forth in SECTION 7, the Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

10. MODIFICATION. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. NOTICES. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this
         SECTION 11). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof.

12. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Notes, the Warrants or the Warrant Shares will be made only in accordance with all applicable laws.

13. APPLICABLE LAW. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in a federal or state court located in the County of Cook, State of Illinois, (2) waive any objection to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the federal or state courts located in the County of Cook, State of Illinois in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the federal or state courts located in the County of Cook, State of Illinois and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14. BLUE SKY QUALIFICATION. The purchase of the Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal and state securities laws. The Company will not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company will be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15. USE OF PRONOUNS. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from the Company or its agents, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any such confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties, PROVIDED that the Purchaser may deliver or disclose such confidential information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates, (ii) its financial advisors and other professional advisors who agree to hold confidential such confidential information substantially in accordance with the terms of this SECTION 16, (iii) any federal or state regulatory authority having jurisdiction over the Purchaser, (iv) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the Purchaser's investment portfolio, or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (1) to effect compliance with any law, rule, regulation or order applicable to the Purchaser,
         (2) in response to any subpoena or other legal process, or (3) in connection with any litigation to which the Purchaser is a party.

17.      MISCELLANEOUS.

         (a) This Subscription Agreement, together with the Notes, the Warrants and the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

         (b) Each of the Purchaser's and the Company's representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Notes and Investor Warrants for a period of twenty-four (24) months from the date of issuance.

         (c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         (d) This Subscription Agreement may be executed manually or by facsimile signature in two or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

         (e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

         (f)      Paragraph  titles are for  descriptive  purposes only and will
                  not  control  or  alter  the  meaning  of  this   Subscription
                  Agreement as set forth in the text.

18. OMNIBUS SIGNATURE PAGE. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate, but related agreement, were separately signed.

                              PATRON SYSTEMS, INC.
                            OMNIBUS SIGNATURE PAGE TO
            SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

.................................................................................

PURCHASER HEREBY ELECTS TO PURCHASE $---------------- AGGREGATE PRINCIPAL AMOUNT
OF     NOTES     (NOTE:     TO    BE     COMPLETED     BY    THE     PURCHASER).
.................................................................................


Date (NOTE: To be completed by the Purchaser): __________________, 2005


                    If the Purchaser is an INDIVIDUAL, and if
             purchased as JOINT TENANTS, as TENANTS IN COMMON, or as
                               COMMUNITY PROPERTY:

         ----------------------------       ------------------------------
         PRINT NAME(S)                      SOCIAL SECURITY NUMBER(S)

         ---------------------------        ------------------------------
         SIGNATURE(S) OF PURCHASER(S)       SIGNATURE

         ----------------------------       ------------------------------
         DATE                               ADDRESS


             If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED
                          LIABILITY COMPANY or TRUST:

         ----------------------------       ------------------------------
         NAME OF PARTNERSHIP,               FEDERAL TAXPAYER
         CORPORATION, LIMITED               IDENTIFICATION NUMBER
         LIABILITY COMPANY OR TRUST

         BY:_________________________       ______________________________
         NAME:                              STATE OF ORGANIZATION
         TITLE:

         ----------------------------       ------------------------------
         DATE                               ADDRESS


PATRON SYSTEMS, INC.


By:      __________________________
         AUTHORIZED OFFICER

                              PATRON SYSTEMS, INC.
                        ACCREDITED INVESTOR CERTIFICATION

                          FOR INDIVIDUAL INVESTORS ONLY

            (ALL INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE. WHERE THERE ARE JOINT INVESTORS BOTH PARTIES MUST INITIAL):

INITIAL  _______  I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

INITIAL  _______  I certify  that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

INITIAL  _______  I certify that I am a director or executive  officer of Patron
                  Systems, Inc. (the "COMPANY").

                          FOR NON-INDIVIDUAL INVESTORS
         (ALL NON-INDIVIDUAL INVESTORS MUST INITIAL WHERE APPROPRIATE):

INITIAL  _______  The   undersigned   certifies   that  it  is  a   partnership,
                  corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

INITIAL  _______  The   undersigned   certifies   that  it  is  a   partnership,
                  corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

INITIAL  _______  The undersigned  certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA ss.3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

INITIAL  _______  The undersigned  certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

INITIAL  _______  The undersigned certifies that it is a self-directed  employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

INITIAL  _______  The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

INITIAL  _______  The   undersigned   certifies  that  it  is  a   broker-dealer
                  registered pursuant to ss.15 of the Securities Exchange Act of 1934.

INITIAL  _______  The undersigned certifies that it is an organization described in ss.501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

INITIAL  _______  The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

INITIAL  _______  The  undersigned  certifies that it is a plan  established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

INITIAL  _______  The undersigned  certifies that it is an insurance  company as defined in ss.2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

                              PATRON SYSTEMS, INC.
                                INVESTOR PROFILE
                         (MUST BE COMPLETED BY INVESTOR)

                    SECTION A - PERSONAL INVESTOR INFORMATION

Investor Name(s): ______________________________________________________________

Individual executing Profile or Trustee: _______________________________________

Social Security Numbers / Federal I.D. Number:
------------------------------------------------------------------------

Date of Birth: _________________            Marital Status: _________________

Joint Party Date of Birth:_________________
Investment Experience (Years): ___________

Annual Income: _________________
Liquid Net Worth:_____________

Net Worth: ________________

Investment Objectives (CIRCLE ONE OR MORE):

                  Long Term Capital Appreciation, Short Term Trading, Businessman's Risk, Income, Safety of Principal, Tax Exempt
                  Income      or      other      Home      Street       Address:

Home City, State & Zip Code: ___________________________________________________

Home Phone: ________________________ Home Fax: ________________________

Home Email: _______________________________

Employer: ______________________________________________________________________

Employer Street Address: _______________________________________________________

Employer City, State & Zip Code: _______________________________________________

Bus. Phone: __________________________ Bus. Fax: __________________________

Bus. Email: ________________________________

Type of Business: ______________________________________________________________

              SECTION B - FORM OF PAYMENT - CHECK OR WIRE TRANSFER


____     Check payable to "PATRON SYSTEMS, INC."

____ Wire funds from my outside account according to the "To subscribe for Notes in the private offering of PATRON SYSTEMS, Inc." page (page "i")

____     The funds for this  investment  are  rolled  over,  tax  deferred  from
         ____________________ within the allowed 60-day window

Please check if you are a NASD member or affiliate of a NASD member firm: ______

INVESTOR SIGNATURE ______________________                    DATE_______________

                                    EXHIBIT A

                   FORM OF JUNIOR CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


                                       23